Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 7, 2003, which is incorporated by reference in this Registration Statement (Form N-1A No.33-79994)of Gabelli International Growth Fund, Inc.


                                      /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP


New York, New York
April 28, 2003